合同编号：AURI009
Agreement No.：AURI009

Sales Agreement

购销合同

THIS SALES AGREEMENT (the "Agreement") dated this February 4, 2015

BETWEEN:

Harbin Qihuicheng Trading Co., Ltd. (卖方)
(the 'Seller')
OF THE FIRST PART
- AND -

Yew Bio-Pharm Group Inc. （买方）
(the 'Purchaser')
OF THE SECOND PART

本合同于 2015 年 02 月_04_日，由以下双方签订：

甲方：哈尔滨市淇汇成贸易有限公司 (卖方)

乙方：美国紫杉生物制药集团公司 (买方)

IN CONSIDERATION OF THE COVENANTS and agreements contained in this Sales Agreement, the parties to this Agreement agree as follows:

双方经过友好协商，达成协议如下：

Sale of Goods

1. The Seller will sell, transfer and deliver to the Purchaser the following goods (the 'Goods'):
   YEW EXTRACT (YEW TREE EXTRACT/TAXUS CUSPIDATA EXTRACT)

(1) Standard: Taxanes content is equal to or greater than to 8%.
(2) Specification: 6kg per bag.
(3) Packaging: aluminum plastic compound bags.

销售产品

1. 卖方将销售，转让和递送给买方如下产品(以下简称“产品”)：
东北红豆杉提取物（浸膏）

(1) 质量标准：紫杉烷类化合物含量大于等于 8%。

(2) 规格：6kg/袋。

(3) 包装：铝塑复合袋。

Purchase Price, Payment & Delivery

2. The Purchaser will accept the YEW EXTRACT (YEW TREE EXTRACT/TAXUS CUSPIDATA EXTRACT) and pay for the 160kg of Goods with the sum of $2,160,000 USD, paid as follows:

A. Payment: the Purchaser agrees to pay for the YEW EXTRACT (YEW TREE EXTRACT/TAXUS CUSPIDATA EXTRACT) within three months after the arrival of Goods.

B. 50% of the total payment for the YEW EXTRACT (YEW TREE EXTRACT/TAXUS CUSPIDATA EXTRACT) are the fees of transfer safety, dosage, process and technical materials.

购买价格

2. 买方同意购买东北红豆杉提取物（浸膏）160kg 并支付 $2,160,000 美金，按照如下方式支付：

A. 付款方式：东北红豆杉提取物（浸膏）货到 3 个月内付款;

B. 东北红豆杉提取物（浸膏）货款总额的 50%为转让安全性、剂量、工艺、技术资料费用。

3. The Seller and the Purchaser both acknowledge the sufficiency of this consideration. In addition to the purchase price specified in this Agreement, the amount of any present or future sales, use, excise or similar tax applicable to the sale of the Goods will be paid by the Purchaser, or alternatively, the Purchaser will provide the Seller with a tax exemption certificate acceptable to the applicable taxing authorities.

3. 买卖双方皆对合同有充分的对价。除本合同中规定的购买价格之外，销售产品时产生的任何当前或未来的销售税，使用税，消费税或相关费用，均有买方承担，而且买方需向卖方提供可适用税务机关的免税凭证。

4. Payment for the Goods will be made to the Seller when the Purchaser is notified that the Goods have been delivered by the Seller to a carrier for shipment to the Purchaser or, in the alternative, when any document of title or registrable bill of sale, bearing any necessary endorsement, is tendered to the Purchaser.

4. 待买方被告知货物已交付于第三方承运人向买方运输途中，或交予买方物权凭证，可登记的销售单时，买方需作出支付。

Delivery of Goods

5. The Goods will be deemed received by the Purchaser when delivered to the Purchaser at 294 Powerbilt Avenue, Las Vegas, NV. The method of shipment will be within the discretion of the

Purchaser. However, the Seller will only be responsible for the transport fees and insurance fees.

产品运输

5. 产品的收货地址为 294 Powerbilt Avenue, Las Vegas, NV 。装运方式将由买方自行决定。然而，卖方仅负责运输费和保险费。

Risk of Loss

6. Risk of loss will be on the Purchaser from the time of delivery to the carrier. The Purchaser will provide at its expense insurance on the Goods insuring the Seller's and the Purchaser's interest as they appear, until payment in full to the Seller.

损失之风险

6. 损失之风险将在卖方交付给承运人时，由买方承担。买方将提供保护买卖双方的共同利益和费用保险，直至卖方获得全额支付款。

Warranties

7. THE GOODS ARE SOLD 'AS IS' AND THE SELLER EXPRESSLY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The Seller does not assume, or authorize any other person to assume on the behalf of the Seller, any liability in connection with the sale of the Goods. The Seller's above disclaimer of warranties does not, in any way, affect the terms of any applicable warranties from the manufacturer of the Goods.

担保

7. 卖方必须担保所售产品真实无虚假，且销路不仅限于为某特定用途销售的担保。卖方不假定或授权其他第三方来代表卖方参与产品的销售和承担责任。卖方上述的担保声明与产品制造商的保修条款担保并不冲突。

8. The Purchaser has been given the opportunity to inspect the Goods or to have it inspected and the Purchaser has accepted the Goods in its existing condition. Further, the Seller disclaims any warranty as to the condition of the Goods.
8.买方有权检查产品或任命第三方检查产品，买方只接受完好无损的产品。卖方对产品的状态不做任何担保。

Title

9. Title to the Goods will remain with the Seller until delivery and actual receipt of the Goods by the Purchaser or, in the alternative, the Seller delivers a document of title or registrable Bill of Sale of the Goods, bearing any necessary endorsement, to the Purchaser.

标签

9. 产品的标签将一直保留至买方收到产品，卖方需提供给买方产品的标签文件，可登记的销售单。

Security Interest

10. The Seller retains a security interest in the Goods until paid in full.

安全权益

10. 卖方保留产品直至全额支付之前的安全权益。

Inspection

11. Inspection will be made by the Purchaser at the time and place of delivery.

检查

11. 检查将由买方在交货时间和地点进行。

Claims

12. The Purchaser's failure to give notice of any claim within 10 days from the date of delivery will constitute an unqualified acceptance of the Goods and a waiver by the Purchaser of all claims with respect to the Goods.

索赔

12. 若在交货日起 10 天内，买方对所验收的产品不合格无任何索赔要求将视为放弃索赔。

Excuse for Delay or Failure to Perform

13. The Seller will not be liable in any way for any delay, non-delivery or default in shipment due to labor disputes, transportation shortage, delays in receipt of material, priorities, fires, accidents and other causes beyond the control of the Seller or its suppliers. If the Seller, in its sole judgment, will be prevented directly or indirectly, on account of any cause beyond its

control, from delivering the Goods at the time specified or within one month after the date of this Agreement, then the Seller will have the right to terminate this Agreement by notice in writing to the Purchaser, which notice will be accompanied by full refund of all sums paid by the Purchaser pursuant to this Agreement.

<u>延误或执行不到位</u>

13. 由于劳资纠纷，交通运输紧张，材料接收不及时，优先级，火灾，突发事件，和其他由卖方或供应商不可控的因素，而造成的意外延误，运输发送和送达不及时，卖方不承担责任。如果卖方依据自己的意见，直接或间接阻止了由其不可控因素产生的事件而造成的产品送达延误于合同规定的时间一个月内，卖方有权通过书面通知买方来中止本合同，该通知将伴随着该合同规定的买方支付的所有款项全额退款。

<u>Remedies</u>

14. The Purchaser's exclusive remedy and the Seller's limit of liability for any and all losses or damages resulting from defective goods or from any other cause will be for the purchase price of the particular delivery with respect to which losses or damages are claimed, plus any transportation charges actually paid by the Purchaser.

<u>赔偿</u>

14. 卖方对产品的损害和缺陷等原因造成的一切损失，卖方需承担买方一切损失加上买方支付的运输费。

<u>Cancellation</u>

15. The Seller reserves the right to cancel this Agreement:

A. if the Purchaser fails to pay for any shipment when due;

B. in the event of the Purchaser's insolvency or bankruptcy; or

C. if the Seller deems that its prospect of payment is impaired.

<u>取消</u>

15. 基于以下几点，卖方有权取消本合同:

A. 如果装运时，买方仍未能支付运输费时;

B. 如果买方破产或无力偿付时; 或

C. 如果卖方认为支付将要出状况时。

Notices

16. Any notice to be given or document to be delivered to either the Seller or Purchaser pursuant to this Agreement will be sufficient if delivered personally or sent by prepaid registered mail to the address specified below. Any written notice or delivery of documents will have been given, made and received on the day of delivery if delivered personally, or on the third (3rd) consecutive business day next following the date of mailing if sent by prepaid registered mail:

SELLER:No.1, Floor 12, Hongyang Building, No. 380 Changjiang Road, Nangang Jizhong District, Economic Development Zone, Harbin City.
PURCHASER: 294 Powerbilt Avenue, Las Vegas, NV

通知

17. 本合同项下所有通知应当以书面形式为之，请专人递送或以预付邮资的挂号邮件送达至如下指定地址于对方。若是专人递送，需为交货当天送达，若是预付邮资的挂号邮件，需为邮寄日期的第三个工作日内送达。

卖方地址: 哈尔滨市经济开发区南岗集中区长江路 380 号宏洋综合楼 12 层 1 号
买方地址: 294 Powerbilt Avenue, Las Vegas, NV

General Provisions

17. Headings are inserted for the convenience only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.

条款

17. 本合同中的章节标题仅为方便查阅，不得用于解释合同中的条款。单数形式的词语是泛指，也包括复数，反之亦然。男性的词语也是泛指，包括女性的词语，反之亦然。

18. All representations and warranties of the Seller contained in this Agreement will survive the closing of this Agreement.

18. 本合同中的陈述和担保直至在合同结束。

19. The Purchaser may not assign its right or delegate its performance under this Agreement without the prior written consent of the Seller, and any attempted assignment or delegation without such consent will be void. An assignment would change the duty imposed by this Agreement, would increase the burden or risk involved and would impair the chance of obtaining performance or payment.

19. 买方不得在未经卖方事先书面同意的情况下，转让或委派其权利。如未经卖方事先书面同意的情况下所发生的转让或委派都将作废。一次转让或委派将改变合同中规定的义务，增加其负担和风险，并会损害执行和支付问题。

20. This Agreement cannot be modified in any way except in writing signed by all the parties to this Agreement.

20. 本合同除双方共同签署的书面通知外，不得以任何方式进行修改。

21. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada, including the Uniform Commercial Code and the Seller and the Purchaser hereby attorn to the jurisdiction of the Courts of the State of Nevada.

21.本合同受内华达州法律管辖，包括美国统一商法和所在的内华达州法院的管辖。

22. Except where otherwise stated in this Agreement, all terms employed in this Agreement will have the same definition as set forth in the Uniform Commercial Code in effect in the State of Nevada on the date of execution of this Agreement.

22.除非合同中有特殊陈述之外，合同中的所有条款均符合美国内华达州统一商法中的条例，自合同签署之日开始执行。

23. If any clause of this Agreement is held unconscionable by any court of competent jurisdiction, arbitration panel or other official finder of fact, the clause will be deleted from this Agreement and the balance of this Agreement will remain in full force and effect.

23. 如果本合同中的任何条款被具有司法管辖权的法院，仲裁小组或其他取证官员判定为有不合情理条款，该条款将从本合同中删除，但余下条款仍有十足的法律效力。

24. This Agreement will inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

24. 本合同应符合合同双方各自继承人及允许受让方的利益并对其具有约束力。

25. This Agreement may be executed in counterparts.

25. 本合同一式两份。

26. Time is of the essence in this Agreement.

26. 时间是本合同至关重要的因素。

27. This Agreement constitutes the entire agreement between the parties and there are no further items or provisions, either oral or otherwise. The Purchaser acknowledges that it has not relied upon any representations of the Seller as to prospective performance of the Goods, but has relied upon its own inspection and investigation of the subject matter.

27. 本合同是由合同双方之间构成的整个合同，没有其他口头的或其他方式的项目和条款。买方承认此产品依靠的是自身对产品的检查和调查，而非依赖预期货物的陈述。

The parties have executed this Sales Agreement on February 4, 2015.

双方签署本购销合同于 2015 年 02 月 04 日。

卖方：哈尔滨市淇汇成贸易有限公司 Harbin Qihuicheng Trade Co.,Ltd. （盖章 stamp） 授权代表： Authorized Representatives: （签字 signature） 开户银行：中国工商银行开发区支行 Bank: Industrial and Commercial Bank of China Limited, Development Zone Branch 银行账号： Bank account: 3500041109007031403 联系地址：哈尔滨市经济开发区南岗集中区长江路380号宏洋综合楼12层1号 Address: No.1, Floor 12, Hongyang Building, No. 380 Changjiang Road, Nangang Jizhong District, Economic Development Zone, Harbin City. 邮政编码：150036 Zip code: 电　话：0451-86229187 Tel: 传　真：0451-86229187 Fax:	买方：美国紫杉生物制药集团公司 Yew Bio-Pharm Group,Inc. （盖章 stamp） 授权代表： Authorized Representatives: （签字 signature） 开户银行：JPMorgan Chase Bank, N.A. Bank: 银行账号：000002945418834 Bank account: 联系地址：294 Powerbilt Avenue, Las Vegas, NV Address: 邮政编码：89148 Zip code: 电　话：(702)4874683 Tel: 传　真：(702)8320202 Fax: